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                                                                   EXHIBIT 10.11

                         FIRST AMENDMENT TO LEASE AND
                   AGREEMENT RE: SIXTH FLOOR ADDITIONAL SPACE


     THIS First Amendment to Lease and Agreement re: Sixth Floor Additional Space ("Agreement") is made and entered into as of March 15, 2001 by and between WATER GARDEN COMPANY L.L.C., a Delaware limited liability company (the "Landlord"), ENTRAVISION COMMUNICATIONS CORPORATION, a Delaware corporation (the "Tenant"), and ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company (the "Assignor").

1.  Recitals.
------------

     1.1 Lease. Landlord and Assignor are parties to that certain Office Lease
         -----
dated as of August 19, 1999 (the "Lease") for premises containing 9,307 rentable square feet and commonly known as Suite 6000 West (the "Existing Premises") located in an office building at 2425 Olympic Boulevard in Santa Monica, California, all as more particularly described therein. All terms defined in the Lease shall have the same meanings when used in this Agreement, unless a different meaning is clearly expressed herein.

     1.2 Assignment of Lease. Assignor wishes to assign its right, title, and
         -------------------
interest in and to the Lease to Tenant, its Affiliate, and Tenant wishes to assume Assignor's obligations under the Lease as provided in this Agreement.

     1.3 Amendment. The parties hereto desire to amend the Lease to reflect the
         ---------
assignment of the Lease from Assignor to Tenant, to reflect the leasing of additional space on the sixth (6th) floor of the Building by Landlord to Tenant and to otherwise modify and amend the Lease as set forth hereinbelow.

2.  Assignment and Assumption.
-----------------------------

     Effective as of the date hereof, Assignor hereby assigns and transfers to Tenant all of its right, title and interest in and to the Lease and the Premises, and Tenant hereby agrees to and does accept such assignment. Tenant expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions and obligations required to be kept, performed and fulfilled by Assignor as Tenant under the Lease, including the making of all payments due to or payable on behalf of Landlord under the Lease when due and payable.

3.  Lease of Additional Space.
-----------------------------

     3.1 Additional Space. Section 4.2 of the Summary is hereby amended
         ----------------
effective upon the Additional Space Commencement Date (as defined below) to add to the Premises 3,776 rentable square feet and 3,202 usable square feet on the sixth (6th) floor of the Building more commonly known as Suite 6030 West, as shown on Exhibit "A" attached hereto (the "Additional Space"). Effective upon the Additional Space Commencement Date, Exhibit "A" to the Lease is supplemented by the addition of Exhibit "A" attached hereto, and all references in the Lease
                   -----------
to the Premises shall include the Additional Space.

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     3.2 Contingent Upon Termination of Current Tenant. Tenant acknowledges
         ---------------------------------------------
that, as of the date hereof, an existing tenant ("Current Tenant") currently leases space in the Building, which space includes the Additional Space, pursuant to an existing lease between Landlord and Current Tenant ("CT Lease"). Landlord will use commercially reasonable efforts, without being obligated to incur any material expense, to enter into a lease termination agreement with the Current Tenant on terms acceptable to Landlord, pursuant to which the Current Tenant shall terminate the CT Lease and vacate the Additional Space on or before April 1, 2001 ("CT Termination"). If Landlord is unable to enter into the CT Termination with Current Tenant on or before April 1, 2001, then Landlord may give written notice to Tenant on or before April 1, 2001 canceling this Agreement, in which case, notwithstanding anything herein to the contrary, this Agreement and all of the terms and conditions hereof, including without limitation the occurrence of the Additional Space Commencement Date, shall have no force or effect.

4.   Term
---------

     4.1 Additional Space Term.  The Lease Term with respect to the Additional
         ----------------------
Space (sometimes referenced herein as the "Additional Space Term") shall commence on the earlier of (a) June 1, 2001 or (b) the date of Substantial Completion as defined in Section 7 below (herein called the "Additional Space Commencement Date"), and shall end on January 31, 2007, which is the same date as the date upon which the Lease Term ends as to the Existing Premises. In no event shall this Agreement or the Lease be void, voidable or subject to termination or shall Landlord be liable to Tenant for any loss or damage resulting from Landlord's inability to deliver the Additional Space to Tenant, but no rent hereunder with respect to the Additional Space shall be payable with respect to any delay in delivery of the Additional Space to the extent caused by Landlord. Landlord shall deliver to Tenant a Notice of Lease Term Dates with respect to the Additional Space substantially in the form of Exhibit "B" attached to the Lease, as applicable to the Additional Space, which notice Tenant shall execute and return within ten (10) business days after its receipt thereof, and thereafter the dates set forth therein shall be conclusive and binding upon Tenant. Tenant's rights with respect to the Option Term, as set forth in Section 2.2 of the Lease, shall apply to the entire Premises as expanded by this Agreement.

     4.2   Acceptance of Additional Space.  Tenant hereby accepts the
           -------------------------------
Additional Space in its "AS-IS" condition and Landlord shall have no obligation with respect to the improvement, repair, restoration or refurbishment of the Additional Space except as specifically set forth in Section 7 below. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, except as otherwise expressly provided in this Agreement, with respect to the Additional Space or any other portion of the Project including, without limitation, any representation or warranty with respect to the suitability or fitness of the Additional Space or any other portion of the Project for the conduct of Tenant's business.

5. Rent
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     5.1    Additional Space Rent.  The rent payable with respect to the
            ----------------------
Additional Space (the "Additional Space Rent"), which shall be paid in addition to the Base Rent under the

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Lease, shall be paid at the same time and in the same manner as the payment of the Base Rent pursuant to Article 3 of the Lease, as follows :

Period of Time During           Annual Additional                   Monthly Installment of              Monthly
Additional Space Term           Space Rent                          Additional Space Rent               Rate per RSF
---------------------           ------------------                  -----------------------             ------------
Months 1-12                     $169,920.00                          $14,160.00                           $3.75

Months 13-24                    $176,716.80                          $14,726.40                           $3.90

Months 25-36                    $183,966.72                          $15,330.56                           $4.06

Months 37-48                    $191,216.64                          $15,934.72                           $4.22

Months 49-60                    $198,919.68                          $16,576.64                           $4.39

Month 61 through
Lease Expiration Date           $206,622.72                          $17,218.56                           $4.56

The first monthly installment of Additional Space Rent shall be paid upon Tenant's execution of this Agreement. Tenant's obligation to pay the Additional Space Rent and any adjustment thereof as expressed in this Agreement shall have no effect on the Base Rent and any adjustment thereof pursuant to the Lease with respect to the Existing Premises.

     5.2  Partial Months.  If the Additional Space Commencement Date occurs on
          ---------------
a day other than the first day of a calendar month, the Additional Space Rent for such month shall be prorated based upon the number of days in such month occurring during, or before or after, the Additional Space Commencement Date.

     5.3  Additional Rent/Tenant's Share.  Commencing on the Additional
          -------------------------------
Space Commencement Date, Tenant shall pay Additional Rent with respect to the respectively, of the Summary shall be supplemented by the following: the Base Year with respect to the Additional Space shall be the calendar year of 2001, and Tenant's Share with respect to the Additional Space shall be 1.1343 %. The Base Year, Tenant's Share, and Tenant's obligation to pay the Additional Rent with respect to the Additional Space, as expressed in this Agreement, shall have no effect on the Base Year, Tenant's Share, and Tenant's obligation to the pay the Additional Rent pursuant to the Lease with respect to the Existing Premises.

6.  Supplementary Security Deposit.
-----------------------------------

     Concurrently with Tenant's execution of this Agreement, Tenant shall deposit with Landlord a security deposit (the "Supplementary Security Deposit") in the amount of Twenty-Eight Thousand Three Hundred Twenty Dollars ($28,320.00). Without limiting any of Landlord's rights under Article 21 of the Lease, Landlord shall hold the Supplementary Security Deposit as security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Lease, as amended hereby, to be kept and performed by Tenant during the

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Lease Term and the Option Term, if any, in accordance with this Section 6.  If
                                                                ---------
Tenant defaults with respect to any provisions of the Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Supplementary Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. Landlord's use, application or retention of the Supplementary Security Deposit or any portion thereof shall not (a) prevent Landlord from exercising any other right or remedy provided by the Lease or by law, it being intended that Landlord shall not first be required to proceed against the Supplementary Security Deposit, nor (b) operate as a limitation on any recovery to which Landlord may
otherwise by entitled.   If any portion of the Supplementary Security Deposit is
so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Supplementary Security Deposit to its original amount, and Tenant's failure to do so shall be a default under the Lease. In the event that Landlord transfers or mortgages its interest in the Project, the Building, and/or the Lease, Landlord shall have the right to transfer or assign the Supplementary Security Deposit to the transferee or mortgagee and, in such event, Tenant shall look solely to such transferee or mortgagee for the return of the Supplementary
Security Deposit.   If Tenant shall fully and faithfully perform every provision of the Lease to be performed by it, the Supplementary Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within thirty (30) days following the expiration of the Lease Term or, if applicable, the Option Term. Tenant shall not be entitled to any interest on the Supplementary Security Deposit.

7.  Improvement of Additional Space.
------------------------------------

     Landlord shall prepare the Additional Space for Tenant's initial occupancy thereof, and such work shall be governed by and performed pursuant to terms and provisions identical to those of the Tenant Work Letter attached to the Lease as Exhibit "E", as if the same were set forth herein in its entirety, except that, for purposes of this Agreement, such terms and conditions are hereby amended as follows:

     (a) All references to the Premises and the Lease Commencement Date in the Tenant Work Letter are deemed to refer instead to the Additional Space and the Additional Space Commencement Date, respectively;

     (b) The Tenant Improvement Allowance, as set forth in Section 2.1 of the Tenant Work Letter, is in the amount of Thirty-Five Thousand Two Hundred Twenty-Two Dollars ($35,222) (i.e., $11.00 per usable square foot of the Additional Space), and all references to Landlord's Drawing Contribution, as defined in
Section 2.1 of the Tenant Work Letter, are hereby deleted and of no force or effect;

     (c) The Architect, as defined in Section 3.1 of the Tenant Work Letter, shall be Gensler; and

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     (d) The dates for items A, B and C of Schedule 1 to the Tenant Work Letter are amended to read as follows: (A) 10 days after the execution hereof; (B) 20 days after the completion of item A above; and (C) 15 days after the completion of item of item B above.

8.  Parking.
------------

     The number of parking passes provided by Landlord pursuant to Article 28 of the Lease shall be increased effective upon the Additional Space Commencement Date by eleven (11) unreserved parking passes.

9.  Broker.
-----------

     Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Agreement, excepting only Trammell Crow Company and Bailes & Associates (the "Brokers"), whose commissions shall be the responsibility of Landlord pursuant to a separate written agreement, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Agreement. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

10.  Notices.
     --------

     Landlord's address for purposes of Notices, as set forth in Section 29.13 of the Lease, is hereby amended to read as follows:

                   J.P. Morgan Investment Management, Inc.
                   522 Fifth Avenue
                   9th Floor
                   New York, New York 10036
                   Attention:  Mr. David Chen, Vice-President

and                Trammell Crow So. Cal., Inc.
                   2425 Olympic Boulevard
                   Suite 520-East
                   Santa Monica, California  90404
                   Attention:  Building Manager

With a copy to:    Gilchrist & Rutter Professional Corporation
                   1299 Ocean Avenue
                   Suite 900
                   Santa Monica, California 90401
                   Attention: Paul S. Rutter, Esq.

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11.  Miscellaneous.
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     11.1  Ratification.  Except as specifically amended or modified herein,
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each and every term, covenant, and condition of the Lease as amended hereby is ratified and shall remain in full force and effect.

     11.2  Successors and Assigns.  This Agreement shall be binding upon and
           -----------------------
inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

     11.3  Governing Law.  This instrument shall be interpreted and construed in
           --------------
accordance with the law of the State of California.

     11.4  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



     LANDLORD:

     WATER GARDEN COMPANY L.L.C.
     a Delaware limited liability company

     By: _____________________________
      Name: __________________________
      Title:  ________________________
      Date Signed:____________________



     TENANT:

     ENTRAVISION COMMUNICATIONS CORPORATION
     a Delaware corporation

     By: _____________________________
      Name: __________________________
      Title:  ________________________
      Date Signed:____________________

     By: _____________________________
      Name: __________________________
      Title:  ________________________
      Date Signed:____________________


     ASSIGNOR:

     ENTRAVISION COMMUNICATIONS, COMPANY, L.L.C.
     a Delaware limited liability company

     By: _____________________________
      Name: __________________________
      Title:  ________________________
      Date Signed:____________________

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                                  EXHIBIT "A"

                               ADDITIONAL SPACE


                                      A-1